Klondex Provides Exploration Update at Fire Creek;
Surface Drilling Discovers High Grade Mineralization, Including 8.25 opt Au over 1.7 ft; Underground Drilling Continues to Extend Near Mine High Grade Veins

Vancouver, BC - November 15, 2017- Klondex Mines Ltd. (TSX: KDX; NYSE American: KLDX) (“Klondex” or the “Company”) is pleased to provide an update on the 2017 surface and underground exploration drill programs at its Fire Creek Mine (“Fire Creek”) located in northern Nevada, USA.

Surface Exploration Drilling Highlights: (see TABLE 1 for complete results)

•	FCC-0092: 1.27 opt Au over 14.0 ft, or 43.69 g/t over 4.3 m - Zeus (formerly identified as the West Zone)

◦	Including 8.25 opt Au over 1.7 ft, or 282.93 g/t over 0.5 m
and 0.58 opt Au over 1.9 ft, or 19.71 g/t over 0.6 m

•	FCC-0093: 2.03 opt Au over 2.0 ft, or 69.43 g/t over 0.6 m - Zeus and 0.18 opt Au over 15.7 ft, or 6.08 g/t over 4.8 m

Underground Drilling Highlights: (see TABLE 1 for complete results)

•	FCU-0796: 9.96 opt AuEq over 0.8 ft, or 341.35 g/t over 0.2 m - Karen

•	FCU-0901: 2.56 opt AuEq over 1.9 ft, or 87.78 g/t over 0.6 m - Joyce and 4.88 opt AuEq over 1.3 ft, or 167.25 g/t over 0.4 m - Honeyrunner

•	FCU-0913: 4.73 opt AuEq over 1.4 ft, or 162.05 g/t over 0.4 m - Joyce

•	FCU-0900: 2.18 opt AuEq over 3.2 ft, or 74.79 g/t over 1.0 m - Vein 18

•	FCU-0902: 2.13 opt AuEq over 1.0 ft, or 73.13 g/t over 0.3 m - Joyce

•	FCU-0916: 2.01 opt AuEq over 1.0 ft, or 68.96 g/t over 0.3 m - Joyce

DRILL SUMMARY: (FIGURE 1)
Three surface drill holes totaling 4,171 ft (1,271 m) have been completed to-date on the Zeus target. A total of 52 underground drill holes totaling 30,843 ft (9,401 m) were drilled from current underground workings.

SURFACE EXPLORATION DRILLING KEY POINTS: (FIGURES 2 and 3)
This surface exploration drill program was to follow up on the 2016 exploration program which successfully tested a north-south geophysical anomaly located approximately 4,000 ft (1,219 m) west of the current mine workings. These drill results discovered a zone of high grade mineralization within the Zeus structure. Drilling to-date has delineated a mineralized area within the structure approximately 650 ft (198 m) in length and 400 ft (122 m) vertically, within 400 ft (122 m) of surface and is open in all directions. Additional follow up holes are in progress to continue to expand and infill this significant high grade mineralization.

UNDERGROUND DRILLING KEY POINTS (FIGURES 4 AND 5):
This underground drill program was designed to extend mineralization up and down-dip on the existing veins currently in production. Results continue to support high grade mineralization continuity in both directions outside the currently defined resource. These drill results are not included in the current resource estimate.

The up-dip underground drilling above the veins currently in production has returned significant assay results along a strike of 275 ft (84 m) and up-dip by 100 ft (31 m). The down-dip underground drilling below the Karen vein has returned significant assay results along a strike of 150 ft (46 m) and down-dip by 75 ft (23 m).

Mr. Brian Morris, Senior Vice President, Exploration, said, “The surface drill results are extremely exciting. These results demonstrate that the potential for high grade mineralization, similar to what is currently being mined at Fire Creek, exists within the Zeus structure about 4,000 feet northwest from our current underground development. Geophysics suggest this is a major 6,500 ft structure. We will continue step-out and infill drilling in this area to fully delineate this high grade structure with the intent to bring it into an inferred resource category in our year-end resource update to be released in Q1 2018.” Mr. Morris continued, “Additionally, the up and down-dip underground drilling was extremely productive, having the potential to add significant new near mine resources to our production profile.”

Assays were performed by American Assay Laboratories of Sparks, Nevada, as directed under the supervision of Klondex staff. This organization is an ISO 17025 accredited independent laboratory.

A description of the data verification methods, quality assurance program and quality control measures applied can be found in the technical report titled “Technical Report for the Fire Creek Project, Lander County, Nevada”, dated March 28, 2016 and with an effective date of June 30, 2015 which is available under the Company’s issuer profile on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.
TABLE 1

Hole ID	Azi	Incl	TD	From	To	Length	Au Grade	Ag Grade	AuEq	TD	From	To	Length	Au Grade	Ag Grade	AuEq	Vein
			(ft)	(ft)	(ft)	(ft)	(Au oz/t)	(Ag oz/t)	(oz/t)	(m)	(m)	(m)	(m)	(Au g/t)	(Ag g/t)	(g/t)
FCC-0092	253	-50	1327.0	637.0	638.2	1.2	0.23	0.07	0.23	404.5	194.2	194.5	0.4	7.95	2.50	7.99	Structure 67 Splay (Little Blue)
and				647.8	661.8	14.0	1.27	0.68	1.28		197.4	201.7	4.3	43.69	23.16	44.01	Structure 67 (Little Blue)
including				647.8	649.5	1.7	8.25	4.20	8.31		197.4	198.0	0.5	282.93	144.00	284.92
including				649.5	650.1	0.6	0.96	0.70	0.97		198.0	198.2	0.2	32.98	24.00	33.32
including				650.1	651.2	1.1	0.03	0.03	0.03		198.2	198.5	0.3	1.13	0.99	1.15
including				651.2	652.2	1.0	0.35	0.20	0.36		198.5	198.8	0.3	12.14	6.86	12.23
including				652.2	653.1	0.9	0.61	0.20	0.61		198.8	199.1	0.3	20.78	6.86	20.87
including				653.1	654.0	0.9	0.53	0.40	0.54		199.1	199.3	0.3	18.17	13.71	18.36
including				654.0	654.9	0.9	0.29	0.10	0.29		199.3	199.6	0.3	9.91	3.43	9.96
including				654.9	656.0	1.1	0.53	0.40	0.53		199.6	199.9	0.3	18.14	13.71	18.33
including				656.0	657.1	1.1	0.10	0.09	0.10		199.9	200.3	0.3	3.39	3.09	3.44
including				657.1	659.0	1.9	0.30	0.10	0.30		200.3	200.9	0.6	10.15	3.43	10.20
including				659.0	661.2	2.2	0.00	0.00	0.00		200.9	201.5	0.7	0.07	0.10	0.07
including				661.2	661.8	0.6	0.51	0.50	0.52		201.5	201.7	0.2	17.45	17.14	17.69
and				671.8	675.5	3.7	0.34	0.40	0.35		204.8	205.9	1.1	11.66	13.71	11.85	Structure 67 Splay (Little Blue)
and				709.8	711.7	1.9	0.58	1.30	0.59		216.3	216.9	0.6	19.71	44.57	20.33	Structure 67 Splay (Little Blue)
and				721.7	723.2	1.5	0.21	0.02	0.21		220.0	220.4	0.5	7.23	0.51	7.24	Structure 67 Splay (Little Blue)
and				724.5	726.3	1.8	0.19	0.13	0.19		220.8	221.4	0.5	6.58	4.39	6.64	Structure 67 Splay (Little Blue)
and				739.0	764.2	25.2	0.19	0.10	0.19		225.2	232.9	7.7	6.50	3.40	6.54	Structure 67 Splay (Little Blue)
including				739.0	741.7	2.7	0.60	0.20	0.61		225.2	226.1	0.8	20.67	6.86	20.77
including				741.7	745.6	3.9	0.14	0.18	0.14		226.1	227.3	1.2	4.83	6.00	4.92
including				745.6	747.5	1.9	0.09	0.06	0.09		227.3	227.8	0.6	3.15	1.89	3.18

including				747.5	751.1	3.6	0.21	0.11	0.21		227.8	228.9	1.1	7.10	3.91	7.15
including				751.1	755.6	4.5	0.05	0.03	0.05		228.9	230.3	1.4	1.54	0.99	1.56
including				755.6	756.3	0.7	0.12	0.24	0.12		230.3	230.5	0.2	3.98	8.30	4.09
including				756.3	760.9	4.6	0.21	0.08	0.21		230.5	231.9	1.4	7.23	2.71	7.27
including				760.9	762.8	1.9	0.06	0.00	0.06		231.9	232.5	0.6	2.16	0.10	2.16
including				762.8	764.2	1.4	0.22	0.06	0.22		232.5	232.9	0.4	7.44	2.19	7.47
and				778.5	779.9	1.4	0.12	0.02	0.12		237.3	237.7	0.4	3.98	0.62	3.99	Structure 67 Splay (Little Blue)
and				1033.5	1034.8	1.3	0.26	0.03	0.26		315.0	315.4	0.4	8.98	0.99	9.00	Structure 72
FCC-0093	246	-60	1601.5	936.0	938.0	2.0	2.03	0.50	2.03	488.1	285.3	285.9	0.6	69.43	17.14	69.67	Structure 67 (Little Blue)
and				952.7	954.0	1.3	0.19	0.09	0.19		290.4	290.8	0.4	6.41	3.00	6.45	Structure 67 Splay (Little Blue)
and				954.0	956.0	2.0	0.17	0.06	0.17		290.8	291.4	0.6	5.90	2.20	5.93	Structure 67 Splay (Little Blue)
and				956.0	958.0	2.0	0.21	0.08	0.21		291.4	292.0	0.6	7.10	2.60	7.13	Structure 67 Splay (Little Blue)
and				1027.3	1043.0	15.7	0.18	0.15	0.18		313.1	317.9	4.8	6.08	5.00	6.15	Structure 67 Splay (Little Blue)
including				1027.3	1029.4	2.1	0.11	0.13	0.11		313.1	313.8	0.6	3.74	4.30	3.80
including				1029.4	1031.8	2.4	0.08	0.14	0.08		313.8	314.5	0.7	2.64	4.70	2.71
including				1031.8	1033.0	1.2	0.16	0.34	0.16		314.5	314.9	0.4	5.38	11.80	5.55
including				1033.0	1034.5	1.5	0.17	0.20	0.17		314.9	315.3	0.5	5.66	7.00	5.75
including				1034.5	1036.4	1.9	0.47	0.22	0.48		315.3	315.9	0.6	16.25	7.70	16.36
including				1036.4	1037.8	1.4	0.25	0.12	0.25		315.9	316.3	0.4	8.61	4.10	8.66
including				1037.8	1039.0	1.2	0.23	0.09	0.23		316.3	316.7	0.4	7.89	3.00	7.93
including				1039.0	1043.0	4.0	0.10	0.07	0.10		316.7	317.9	1.2	3.50	2.40	3.53
FCC-0094	272	-45	1242.0			No Significant Intercept				378.6			No Significant Intercept			0.00
FCU-0559	236	-20	910.5	74.6	76.4	1.8	0.14	0.58	0.15	277.5	22.7	23.3	0.5	4.79	20.00	5.07	Karen
including				74.6	75.5	0.9	0.14	0.44	0.15		22.7	23.0	0.3	4.92	15.00	5.13
including				75.5	76.4	0.9	0.14	0.73	0.15		23.0	23.3	0.3	4.66	25.00	5.01
and				94.0	94.8	0.8	0.14	0.32	0.15		28.7	28.9	0.2	4.93	11.00	5.08	Karen Splay
and				299.0	302.5	3.5	0.16	0.27	0.16		91.1	92.2	1.1	5.46	9.42	5.59	Vein 21
including				299.0	299.9	0.9	0.19	0.26	0.19		91.1	91.4	0.3	6.36	9.00	6.49
including				299.9	300.6	0.7	0.17	0.23	0.17		91.4	91.6	0.2	5.78	8.00	5.89
including				300.6	301.5	0.9	0.05	0.07	0.05		91.6	91.9	0.3	1.58	2.50	1.61
including				301.5	302.5	1.0	0.23	0.50	0.24		91.9	92.2	0.3	7.91	17.00	8.15
and				363.7	368.5	4.8	0.15	0.15	0.16		110.9	112.3	1.5	5.30	5.00	5.37	Vein 41
and				370.5	371.8	1.3	0.14	0.20	0.14		112.9	113.3	0.4	4.86	7.00	4.96	Vein 41 Splay
and				504.8	512.1	7.3	0.17	0.79	0.18		153.9	156.1	2.2	5.90	27.02	6.28	Vein 45
including				504.8	506.8	2.0	0.23	1.37	0.25		153.9	154.5	0.6	7.88	47.01	8.53
including				506.8	510.4	3.6	0.17	0.67	0.18		154.5	155.6	1.1	5.81	23.00	6.13
including				510.4	512.1	1.7	0.11	0.35	0.11		155.6	156.1	0.5	3.76	12.00	3.93
and				550.6	552.5	1.9	0.15	0.20	0.15		167.8	168.4	0.6	4.98	7.00	5.08	Vein 45 Splay
and				595.1	607.8	12.7	0.22	0.40	0.23		181.4	185.3	3.9	7.59	13.83	7.78	Vein 58
including				595.1	596.1	1.0	0.15	0.26	0.15		181.4	181.7	0.3	5.17	9.00	5.30
including				596.1	596.6	0.5	0.06	0.26	0.06		181.7	181.8	0.2	1.90	9.00	2.03
including				596.6	600.2	3.6	0.15	0.23	0.16		181.8	182.9	1.1	5.26	8.00	5.37
including				600.2	604.4	4.2	0.10	0.32	0.10		182.9	184.2	1.3	3.27	11.00	3.42

including				604.4	605.1	0.7	0.61	0.64	0.62		184.2	184.4	0.2	20.90	22.00	21.21
including				605.1	605.7	0.6	0.60	0.73	0.61		184.4	184.6	0.2	20.50	25.00	20.85
including				605.7	607.8	2.1	0.43	0.79	0.44		184.6	185.3	0.6	14.60	27.00	14.98
FCU-0741	60	0	123			No Significant Intercept				37.5			No Significant Intercept
FCU-0742	60	15	123			No Significant Intercept				37.5			No Significant Intercept
FCU-0796	217	-23	1368.0	554.9	555.7	0.8	9.90	3.90	9.96	417.0	169.1	169.4	0.2	339.50	133.71	341.35	Karen
and				561.7	562.1	0.4	0.12	0.10	0.13		171.2	171.3	0.1	4.25	3.43	4.30	Karen Splay
FCU-0797	221	-28	1217.0	487.0	489.5	2.5	1.37	0.30	1.37	370.9	148.4	149.2	0.8	46.85	10.29	46.99	Joyce
including				487.0	488.8	1.8	1.27	0.30	1.27		148.4	149.0	0.5	43.37	10.29	43.51
including				488.8	489.5	0.7	1.63	0.30	1.63		149.0	149.2	0.2	55.78	10.29	55.93
and				526.1	530.0	3.9	0.24	0.10	0.24		160.4	161.5	1.2	8.09	3.43	8.14	Karen Splay
FCU-0798	226	-25	1198.0	474.4	475.3	0.9	0.55	0.10	0.55	365.2	144.6	144.9	0.3	18.79	3.43	18.84	Joyce
and				519.6	528.0	8.4	0.14	0.71	0.15		158.4	160.9	2.6	4.67	24.24	5.00	Karen
including				519.6	520.6	1.0	0.21	5.20	0.28		158.4	158.7	0.3	7.10	178.29	9.57
including				520.6	523.0	2.4	0.12	0.10	0.12		158.7	159.4	0.7	3.94	3.43	3.99
including				523.0	528.0	5.0	0.13	0.10	0.13		159.4	160.9	1.5	4.53	3.43	4.57
and				599.4	601.0	1.6	0.15	0.10	0.16		182.7	183.2	0.5	5.28	3.43	5.33	Vein 37 Splay
FCU-0818	97	-38	720.0	650.0	653.3	3.3	0.12	0.10	0.12	219.5	198.1	199.1	1.0	3.98	3.43	4.02	Vein 8
FCU-0871	107	4	1074.0	838.6	839.4	0.8	0.17	1.74	0.19	327.4	255.6	255.8	0.2	5.79	59.69	6.62	Joyce
FCU-0881	65	2	1188.5	184.0	185.0	1.0	0.11	0.08	0.12	362.3	56.1	56.4	0.3	3.91	2.71	3.95	Vein 31
and				563.0	564.5	1.5	1.20	0.01	1.20		171.6	172.1	0.5	41.14	0.21	41.15	Joyce
and				689.3	693.0	3.7	0.16	0.04	0.16		210.1	211.2	1.1	5.52	1.51	5.54	Vein 56
FCU-0882	86	-38	1183.0			No Significant Intercept				360.6			No Significant Intercept			0.00
FCU-0883	100	-39	1193.0	33.5	38.0	4.5	0.24	0.20	0.24	363.6	10.2	11.6	1.4	8.30	6.86	8.39	Vein 58 Splay
FCU-0884	100	-34	1193.0	4.7	7.0	2.3	0.25	0.40	0.25	363.6	1.4	2.1	0.7	8.50	13.71	8.69	Vein 58 Splay
FCU-0888	76	-12	797.0	233.0	235.0	2.0	0.12	0.30	0.12	242.9	71.0	71.6	0.6	4.01	10.11	4.15	Honeyrunner
and				273.5	275.0	1.5	0.49	0.30	0.50		83.4	83.8	0.5	16.87	10.29	17.01	Karen
FCU-0889	257	-44	1049.0			No Significant Intercept				319.7			No Significant Intercept
FCU-0890	113	8	657.0			No Significant Intercept				200.3			No Significant Intercept
FCU-0891	101	8	373.0			No Significant Intercept				113.7			No Significant Intercept
FCU-0891A	101	8	287.0			No Significant Intercept				87.5			No Significant Intercept
FCU-0892	75	-10	70.0			No Significant Intercept				21.3			No Significant Intercept
FCU-0894	250	-36	1097.0	547.0	548.3	1.3	1.15	0.40	1.15	334.4	166.7	167.1	0.4	39.33	13.71	39.52	Karen
FCU-0895	81	-1	348.0	200.8	204.4	3.6	0.11	0.10	0.11	106.1	61.2	62.3	1.1	3.63	3.43	3.68	Vein 31 Splay
and				226.5	227.3	0.8	0.17	0.10	0.17		69.0	69.3	0.2	5.69	3.43	5.74	Vein 31
FCU-0896	277	-8	382.5	116.3	117.6	1.3	0.14	0.90	0.15	116.6	35.4	35.8	0.4	4.63	30.86	5.06	Vein 61
and				166.4	171.0	4.6	0.40	0.40	0.41		50.7	52.1	1.4	13.82	13.71	14.01	Vein 51
and				229.0	244.0	15.0	0.22	0.17	0.22		69.8	74.4	4.6	7.39	5.71	7.47	Vein 60 Splay
including				229.0	234.0	5.0	0.18	0.30	0.19		69.8	71.3	1.5	6.27	10.29	6.42
including				234.0	239.0	5.0	0.23	0.10	0.23		71.3	72.8	1.5	7.82	3.43	7.86
including				239.0	244.0	5.0	0.24	0.10	0.24		72.8	74.4	1.5	8.09	3.43	8.14
and				249.0	254.0	5.0	0.56	0.60	0.57		75.9	77.4	1.5	19.20	20.57	19.49	Vein 60
and				264.0	269.0	5.0	0.18	0.70	0.19		80.5	82.0	1.5	6.10	24.00	6.44	Vein 60 Splay
FCU-0897	301	7	213.0	138.0	139.8	1.8	0.14	1.70	0.16	64.9	42.1	42.6	0.5	4.83	58.29	5.64	Vein 61 Splay
FCU-0898	323	-2	272.0	31.3	32.2	0.9	0.80	0.60	0.81	82.9	9.5	9.8	0.3	27.39	20.57	27.68	Vein 58 Splay
FCU-0900	268	-38	1050.0	649.8	653.0	3.2	2.18	0.10	2.18	320.0	198.1	199.0	1.0	74.74	3.43	74.79	Vein 18
FCU-0901	307	27	510.0	102.1	104.0	1.9	2.47	6.30	2.56	155.4	31.1	31.7	0.6	84.79	216.00	87.78	Joyce
and				485.0	486.3	1.3	4.86	1.60	4.88		147.8	148.2	0.4	166.49	54.86	167.25	Honeyrunner
FCU-0902	297	33	523.0	88.1	89.1	1.0	2.12	1.30	2.13	159.4	26.9	27.2	0.3	72.51	44.57	73.13	Joyce
and				95.0	100.0	5.0	0.18	0.10	0.18		29.0	30.5	1.5	6.03	3.43	6.08	Joyce Splay

FCU-0903	57	-8	832.0	187.4	188.6	1.2	1.69	1.00	1.70	253.6	57.1	57.5	0.4	57.87	34.29	58.35	Vein 31
and				208.0	209.0	1.0	0.13	0.04	0.13		63.4	63.7	0.3	4.49	1.20	4.51	Vein 31 Splay
and				410.6	412.7	2.1	0.65	0.15	0.65		125.2	125.8	0.6	22.38	5.06	22.45	Hui Wu
including				410.6	411.7	1.1	0.58	0.10	0.58		125.2	125.5	0.3	19.75	3.43	19.80
including				411.7	412.7	1.0	0.74	0.20	0.74		125.5	125.8	0.3	25.27	6.86	25.36
and				618.6	619.8	1.2	0.25	0.08	0.25		188.5	188.9	0.4	8.47	2.71	8.51	Joyce
FCU-0905	92	-13	303.0			No Significant Intercept				92.4			No Significant Intercept
FCU-0906	106	-10	392.0			No Significant Intercept				119.5			No Significant Intercept
FCU-0907	116	-7	651.0	375.0	379.0	4.0	0.54	0.45	0.55	198.4	114.3	115.5	1.2	18.49	15.43	18.70	Honeyrunner
including				375.0	376.0	1.0	0.27	0.30	0.28		114.3	114.6	0.3	9.39	10.29	9.54
including				376.0	377.0	1.0	1.51	0.80	1.52		114.6	114.9	0.3	51.67	27.43	52.05
including				377.0	378.0	1.0	0.27	0.40	0.27		114.9	115.2	0.3	9.19	13.71	9.38
including				378.0	379.0	1.0	0.11	0.30	0.11		115.2	115.5	0.3	3.70	10.29	3.85
and				469.0	470.0	1.0	0.34	0.40	0.34		143.0	143.3	0.3	11.52	13.71	11.71	Karen Splay
and				477.0	481.0	4.0	0.68	0.33	0.69		145.4	146.6	1.2	23.36	11.14	23.51	Karen
including				477.0	478.0	1.0	0.75	0.30	0.76		145.4	145.7	0.3	25.82	10.29	25.96
including				478.0	479.0	1.0	0.78	0.30	0.78		145.7	146.0	0.3	26.67	10.29	26.82
including				479.0	480.0	1.0	0.86	0.40	0.87		146.0	146.3	0.3	29.52	13.71	29.71
including				481.0	481.0	1.0	0.33	0.30	0.34		146.6	146.6	0.0	11.42	10.29	11.56
FCU-0908	46	-1	1389.0			No Significant Intercept				423.4			No Significant Intercept
FCU-0909	290	38	524.0	83.1	84.0	0.9	0.66	1.80	0.68	159.7	25.3	25.6	0.3	22.49	61.71	23.35	Joyce
and				324.0	329.0	5.0	0.14	0.10	0.14		98.8	100.3	1.5	4.90	3.43	4.95	Karen
and				501.6	506.4	4.8	0.13	0.10	0.13		152.9	154.4	1.5	4.46	3.43	4.50	Honeyrunner
FCU-0910	49	-7	758.0	212.0	215.0	3.0	0.22	0.10	0.22	231.0	64.6	65.5	0.9	7.37	3.43	7.42	Vein 31
and				335.8	336.5	0.7	0.38	0.20	0.38		102.4	102.6	0.2	12.86	6.86	12.95	Vein 18
and				435.0	436.6	1.6	0.20	0.10	0.20		132.6	133.1	0.5	6.86	3.43	6.90	Hui Wu Splay
and				442.2	448.0	5.8	0.45	0.07	0.45		134.8	136.6	1.8	15.52	2.54	15.56	Hui Wu
including				442.2	443.7	1.5	0.78	0.10	0.78		134.8	135.2	0.5	26.81	3.43	26.86
including				443.7	445.2	1.5	No Sample	No Sample			135.2	135.7	0.5	No Sample	No Sample
including				445.2	448.0	2.8	0.52	0.10	0.52		135.7	136.6	0.9	17.794	3.43	17.84
FCU-0911	306	-9	154.0			No Significant Intercept				46.9			No Significant Intercept
FCU-0912	297	-12	109.0			No Significant Intercept				33.2			No Significant Intercept
FCU-0913	266	48	149.0	84.0	85.4	1.4	4.54	13.30	4.73	45.4	25.6	26.0	0.4	155.73	456.00	162.05	Joyce
FCU-0914	213	48	149.0	19.0	21.8	2.8	0.13	0.60	0.14	45.4	5.8	6.6	0.9	4.35	20.57	4.64	Joyce Splay
and				111.0	112.0	1.0	1.49	2.10	1.51		33.8	34.1	0.3	50.91	72.00	51.91	Joyce
FCU-0915	81	-1	1098.0	201.5	202.5	1.0	0.12	0.10	0.12	334.7	61.4	61.7	0.3	4.01	3.43	4.06	Vein 31
and				226.7	227.6	0.9	0.50	0.10	0.50		69.1	69.4	0.3	17.21	3.43	17.26	Honeyrunner
and				548.0	552.0	4.0	0.25	0.10	0.25		167.0	168.2	1.2	8.41	3.43	8.45	Joyce Splay
including				548.0	549.6	1.6	0.18	0.10	0.18		167.0	167.5	0.5	6.21	3.43	6.25
including				549.6	552.0	2.4	0.29	0.10	0.29		167.5	168.2	0.7	9.87	3.43	9.92
and				558.0	563.0	5.0	0.37	0.10	0.37		170.1	171.6	1.5	12.72	3.43	12.77	Joyce
and				754.4	755.1	0.7	0.30	0.10	0.30		229.9	230.2	0.2	10.29	3.43	10.33	Vein 7 Splay
and				757.5	758.9	1.4	0.25	0.10	0.26		230.9	231.3	0.4	8.71	3.43	8.76	Vein 7
FCU-0916	238	36	337.0	66.6	67.6	1.0	1.96	4.00	2.01	102.7	20.3	20.6	0.3	67.06	137.14	68.96	Joyce
FCU-0917	318	22	200.0			No Significant Intercept				61.0			No Significant Intercept
FCU-0920	356	-15	299.0			No Significant Intercept				91.1			No Significant Intercept
FCU-0921	356	0	249.0			No Significant Intercept				75.9			No Significant Intercept
FCU-0922	356	15	299.0	179.0	181.0	2.0	0.48	11.30	0.64	91.1	54.6	55.2	0.6	16.49	387.43	21.86	Karen Splay
FCU-0923	92	-13	222.0			No Significant Intercept				67.7			No Significant Intercept
FCU-0924	67	-4	1559.0	325.7	326.7	1.0	0.13	0.10	0.13	475.2	99.3	99.6	0.3	4.29	3.43	4.33	Hui Wu

and				444.0	448.0	4.0	0.13	0.10	0.13		135.3	136.6	1.2	4.49	3.43	4.54	Vein 19 Splay
and				450.0	455.0	5.0	0.11	0.10	0.11		137.2	138.7	1.5	3.65	3.43	3.70	Vein 19 Splay
including				450.0	454.0	4.0	0.11	0.10	0.11		137.2	138.4	1.2	3.63	3.43	3.68
including				454.0	455.0	1.0	0.11	0.10	0.11		138.4	138.7	0.3	3.74	3.43	3.78
and				464.8	465.9	1.1	0.27	0.40	0.28		141.7	142.0	0.3	9.29	13.71	9.48	Vein 19
FCU-0925	297	-8	218.0			No Significant Intercept				66.4			No Significant Intercept
FCU-0926	168	-15	229.0			No Significant Intercept				69.8			No Significant Intercept
FCU-0927	168	0	379.0	157.0	169.9	12.9	0.24	0.21	0.25	115.5	47.9	51.8	3.9	8.30	7.28	8.41	Karen Splay
including				157.0	159.0	2.0	0.15	0.10	0.15		47.9	48.5	0.6	5.25	3.43	5.29
including				159.0	164.0	5.0	0.28	0.10	0.28		48.5	50.0	1.5	9.67	3.43	9.72
including				164.0	165.4	1.4	0.16	0.30	0.16		50.0	50.4	0.4	5.49	10.29	5.63
including				165.4	169.0	3.6	0.29	0.40	0.30		50.4	51.5	1.1	10.01	13.71	10.20
including				169.0	169.9	0.9	0.15	0.20	0.15		51.5	51.8	0.3	5.07	6.86	5.17
and				174.0	179.0	5.0	0.46	0.50	0.46		53.0	54.6	1.5	15.70	17.14	15.94	Karen Splay
FCU-0928	168	15	204.0	103.4	104.0	0.6	0.25	0.20	0.25	62.2	31.5	31.7	0.2	8.54	6.86	8.63	Karen Splay
and				128.9	130.2	1.3	0.40	1.40	0.42		39.3	39.7	0.4	13.61	48.00	14.28	Karen Splay
FCU-0930	96	-25	450.0	345.5	348.5	3.0	0.11	0.10	0.11	137.2	105.3	106.2	0.9	3.84	3.43	3.89	Karen Splay
and				356.7	357.3	0.6	1.84	0.30	1.85		108.7	108.9	0.2	63.19	10.29	63.33	Karen
FCU-0932	108	-11	327.0	212.5	214.5	2.0	0.41	0.10	0.41	99.7	64.8	65.4	0.6	14.09	3.43	14.14	Vein 21
and				305.2	306.9	1.7	0.15	0.40	0.15		93.0	93.5	0.5	4.97	13.71	5.16	Honeyrunner
FCU-0933	64	28	244.0			No Significant Intercept				74.4			No Significant Intercept
NOTE: 0.1 oz/t AuEq reporting cut-off; AuEq calculated using $1,200 Au and $16.64 Ag (72.1 Au:Ag ratio)

FIGURE 1

FIGURE 1 – DRILL SUMMARY OVERVIEW

NORTH AMERICA'S PREMIER NARROW VEIN UNDERGROUND PRODUCER

640000
642000
644000
646000
770000
768000
766000
764000
Zeus*
Figure 2
N
Plan of Operations Boundary
Figure 4
Fire Creek
UG Development
Production Vein
Modeled Vein
Newly Modeled Vein
Drill Hole Trace
New Significant Assay (>0.1 opt Au)
Previously Released Significant Assay (>0.1 opt Au)
*Formerly identified as The West Zone
0
1000
2000
Feet

TSX KDX NYSE American: KLDX

1

FIGURE 2

NORTH AMERICA'S
PREMIER NARROW VEIN
UNDERGROUND
PRODUCER

FIGURE 2 – ZEUS TARGET

640500
641000
769500
769000
768500
A'
A
N
Open to
North
Open to
South
FCC-0068
17.1 ft @ 0.43 opt Au
Incl. 1.0 ft @ 3.92 opt Au
FCC-0093
2.0 ft @ 2.03 opt Au
15.7 ft @ 0.18 opt Au
FCC-0064
3.1 ft @ 0.09 opt Au
FCC-0092
14.0 ft @ 1.27 opt Au
Incl. **1.7 ft @ 8.25 opt Au**
FCC-0020
10.0 ft @ 0.53 opt Au
FCC-0065
5.0 ft @ 0.95 opt Au
Incl. 1.8 ft @ 2.36 opt Au
0
250
500
Feet
Newly Modeled Vein
Drill Hole Trace
New Significant Assay (>0.1 opt Au)
Previously Released Significant Assay (>0.1 opt Au)

TSX KDX NYSE American: KLDX
2

FIGURE 3

FIGURE 3 – ZEUS TARGET LONG-SECTION

NORTH AMERICA'S PREMIER NARROW VEIN UNDERGROUND PRODUCER

A
Looking West
A'
Drill Hole Trace
New Significant Assay (>0.1 opt Au)
Previously Released Significant Assay (>0.1 opt Au)
FCC-0092
14.0 ft @ 1.27 opt Au
Incl. 1.7 ft @ 8.25 opt Au
OPEN
FCC-0020
10.0 ft @ 0.53 opt Au
FCC-0064
3.1 ft @ 0.093 opt Au
FCC-0068
17.1 ft @ 0.43 opt Au
Incl. 1.0 ft @ 3.92 opt Au
6000 L
OPEN
OPEN
FCC-0093
2.0 ft @ 2.03 opt Au
15.7 ft @ 0.18 opt Au
5500 L
FCC-0065
5.0 ft @ 0.95 opt Au
Incl. 1.8 ft @ 2.36 opt Au
OPEN
0
250
500
Feet
768500 N
769000 N
769500 N

TSX KDX NYSE American: KLDX

3

FIGURE 4

FIGURE 4 – FIRE CREEK UG DRILL RESULTS

NORTH AMERICA'S PREMIER NARROW VEIN UNDERGROUND PRODUCER

644000
644500
645000
767000
766500
766000
765500
B'
B
N
FCU-0901
1.9 ft @ 2.56 opt AuEq
1.3 ft @ 4.88 opt AuEq
FCU-0900
3.2 ft @ 2.18 opt AuEq
FCU-0797
2.5 ft @ 1.37 opt AuEq
FCU-0796
0.8 ft @ 9.96 opt AuEq
FCU-0902
1.0 ft @ 2.13 opt AuEq
FCU-0914
1.0 ft @ 1.51 opt AuEq
FCU-0913
1.4 ft @ 4.73 opt AuEq
FCU-0916
1.0 ft @ 2.01 opt AuEq
FCU-0903
1.2 ft @ 1.70 opt AuEq
FCU-0881
1.5 ft @ 1.20 opt AuEq
FCU-0930
0.6 ft @ 1.85 opt AuEq
FCU-0907
4.0 ft @ 0.55 opt AuEq
Production Vein
Modeled Vein
Newly Modeled Vein
Drill Hole Trace
New Significant Assay (>0.1 opt Au)
Previously Released Significant Assay (>0.1 opt Au)
0 250 500 Feet

TSX KDX NYSE American: KLDX
4

FIGURE 5

FIGURE 5 – FIRE CREEK UG DRILL RESULTS LONG-SECTION

NORTH AMERICA'S PREMIER NARROW VEIN UNDERGROUND PRODUCER

B
B'
Looking West
FCU-0881
1.5 ft @ 1.20 opt AuEq
FCU-0903
1.2 ft @ 1.70 opt AuEq
FCU-0930
0.6 ft @ 1.85 opt AuEq
FCU-0914
1.0 ft @ 1.51 opt AuEq
FCU-0913
1.4 ft @ 4.73 opt AuEq
FCU-0902
1.0 ft @ 2.13 opt AuEq
FCU-0916
1.0 ft @ 2.01 opt AuEq
FCU-0901
1.9 ft @ 2.56 opt AuEq
1.3 ft @ 4.88 opt AuEq
FCU-0907
4.0 ft @ 0.55 opt AuEq
FCU-0796
0.8 ft @ 9.96 opt AuEq
FCU-0797
2.5 ft @ 1.37 opt AuEq
FCU-0900
3.2 ft @ 2.18 opt AuEq
Open Along Strike
Open Along Strike And Down Dip
6000 L
5500 L
5000 L
4500 L
Mine Workings
Drill Hole Trace
New Significant Assay (>0.1 opt Au)
0
250
500
Feet
765000 N
765500 N
766000 N
766500 N
767000 N

TSX KDX NYSE American: KLDX

5

About Klondex Mines Ltd. (www.klondexmines.com)
Klondex is a junior-tier gold and silver mining company focused on exploration, development, and production in a safe, environmentally responsible, and cost-effective manner. The Company has 100% interests in four producing mineral properties: the Fire Creek Mine, the Midas Mine and ore milling facility, the Hollister Mine, all of which are located in the state of Nevada, USA, and the True North Mine and mill in Manitoba, Canada. The Company also has a 100% interest in the Aurora mine and ore milling facility (formerly known as Esmeralda), also located in Nevada, USA.

For More Information
John Seaberg
Senior Vice President, Strategic Relations
O: 775-284-5757
M: 303-668-7991
jseaberg@klondexmines.com

Qualified Person
Scientific and technical information in this press release has been reviewed and approved by Brian Morris (AIPG CPG-11786), a "qualified person" within the meaning of NI 43-101.

Cautionary Note Regarding Forward-looking Information
This news release contains certain information that may constitute forward-looking information or forward-looking statements under applicable Canadian and United States securities legislation (collectively, “forward-looking information”), including but not limited to the exploration potential at the Fire Creek Mine, the potential of the drilling to increase resources, the timing of an updated mineral reserve and mineral resource update for the Company and future exploration and production plans of Klondex. This forward-looking information entails various risks and uncertainties that are based on current expectations, and actual results may differ materially from those contained in such information. These uncertainties and risks include, but are not limited to, the strength of the global economy; the price of gold; operational, funding and liquidity risks; the degree to which mineral resource estimates are reflective of actual mineral resources; the degree to which mineral reserve estimates are reflective of actual mineral reserves; the degree to which factors which would make a mineral deposit commercially viable are present; the risks and hazards associated with underground operations; and the ability of Klondex to fund its substantial capital requirements and operations. Risks and uncertainties about the Company’s business are more fully discussed in the Company’s disclosure materials filed with the securities regulatory authorities in Canada and United States available at www.sedar.com and www.sec.gov, respectively. Readers are urged to read these materials. Klondex assumes no obligation to update any forward-looking information or to update the reasons why actual results could differ from such information unless required by law.